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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                 FORM  8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     May 12, 1998
                                                  --------------------


                   GOVERNMENT TECHNOLOGY SERVICES, INC.
          -------------------------------------------------------
          (Exact name of registrant as specified in its charter)


          Delaware                      0-19394                 54-1248422
------------------------             ------------          -----------------
       (State or other                (Commission            (IRS Employer
       jurisdiction of                  File                 Identification
       incorporation)                  Number)                   Number)


    4100 Lafayette Center Drive, Chantilly, Virginia           20151-1200
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:            703-502-2000
                                                           -----------------

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Item 1.    Changes in Control of Registrant

     Not Applicable.

Item 2.    Acquisition or Disposition of Assets

     Not Applicable.

Item 3.    Bankruptcy or Receivership

     Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

     Not Applicable.

Item 5.    Other Events

     On May 14, 1998, Government Technology Services, Inc. ("GTSI") issued a press release announcing the results of its annual meeting of stock-holders held on May 12, 1998. For additional information, please see the attached press release.

Item 6.    Resignation of Registrant's Directors

     Not Applicable.

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

          10.38 Amendment of Certificate of Incorporation filed May 12, 1998 with the Secretary of State of Delaware.

          99        Press release dated May 14, 1998.


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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 18, 1997

                                 GOVERNMENT TECHNOLOGY SERVICES, INC.



                                 By:   /s/ M. DENDY YOUNG
                                     --------------------------------------
                                      M. Dendy Young
                                      President and Chief Executive Officer

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                             INDEX TO EXHIBITS
===========================================================================
    EXHIBIT  |
    NUMBER   |  DESCRIPTION
---------------------------------------------------------------------------
     10.38 | Amendment of Certificate of Incorporation filed May 12, 1998 with the Secretary of State of Delaware
---------------------------------------------------------------------------
      99     | Press release dated May 14, 1998
===========================================================================